NEITHER THIS WARRANT NOR ANY SHARES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAW, AND NEITHER THIS WARRANT NOR ANY SHARES ISSUABLE UPON CONVERSION HEREOF MAY BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

Warrant

To Purchase Common Stock of

Southwall Technologies Inc.

1. Issuance. This Warrant, dated as of November 11, 2003, is issued to Needham Capital Partners by Southwall Technologies Inc., a Delaware corporation (hereinafter with its successors called the "Company"). This Warrant is issued pursuant to Section 8 of that certain letter agreement dated as of November 11, 2003, by and between Needham & Company, Inc. ("Needham") and the Company (the "Letter Agreement").

2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 3975 East Bayshore Road, Palo Alto, California 94304, or such other office in the United States as the Company shall notify the Holder of in writing, from and after December 1, 2003, and on or before the Termination Date (as defined below), to purchase from the Company 1,254,235 shares (as adjusted or increased, the "Warrant Shares") of the Company's Common Stock, $.001 par value per share ("Common Stock"), at an exercise price equal to $0.01 per share. The "Termination Date" shall mean the earlier to occur of (a) November 11, 2008, and (b) the execution and delivery by Needham and the Company of the Definitive Agreements (as defined in the Letter Agreement).

3. Payment of Purchase Price. The aggregate purchase price payable upon any exercise of this Warrant may be paid in cash or by check or as set forth in Section 4 below.

4. Net Issuance Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, Warrant Shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issuance election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

X = Y (A-B)

A

where X = the number of Warrant Shares to be issued to the Holder pursuant to this Section 4.

Y = the number of Warrant Shares covered by this Warrant in respect of which the net issuance election is made pursuant to this Section 4.

A = Fair Market Value (as defined below) of one Warrant Share at the time the net issuance election is made pursuant to this Section 4.

B = the purchase price per share in effect under this Warrant at the time the net issuance election is made pursuant to this Section 4.

For purposes of this Section 4, "Fair Market Value" on any day shall mean (a) the average of the closing bid and asked prices of a share of Common Stock on the trading day immediately preceding the day in question in the over-the-counter market as shown by the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations and securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company and the Holder, (b) if not quoted as describe in clause (a), the average closing bid and asked prices for a share Common Stock on the trading day immediately preceding the day in question as reported by the National Quotation Bureau Incorporated or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company and the Holder, or (c) if not quoted as described in clause (a) or (b) above, the fair market value of a share of Common Stock on such date as determined by the board of directors of the Company and the Holder in good faith.

5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised.

6. Issuance Date. The person or persons in whose name or names any certificate representing Warrant Shares is issued hereunder shall be deemed to have become the holders of record of such shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

7. Expiration Date. This Warrant shall expire at the close of business on the Termination Date, and shall be void thereafter.

8. Reserved Shares; Valid Issuance. The Company covenants that it will reserve and keep available at all times from and after the date hereof such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9. Subdivisions, Split-ups, Combinations and Stock Dividends; Reclassifications.

(a) If after the date hereof the Company shall subdivide the Common Stock, by split up or otherwise, or combine such shares, or issue additional shares in payment of a stock dividend on such shares, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the purchase price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

(b) If after the date hereof there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9(a) hereof), then, as a condition of such reclassification, reorganization or change, lawful provisions shall be made, and duly executed documents evidencing the same from the Company shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization or change, by holders of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization or change, and in such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the purchase price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

10. Adjustment upon Financing. The total number of Warrant Shares for which this Warrant shall be exercisable shall be increased by the number of shares of Common Stock equal to 10% of the number of shares of Common Stock issued in any Other Financing Transaction (as defined below). An "Other Financing Transaction" shall mean any capital raising or financing transaction consummated on or before the end of the Company's first fiscal quarter of 2004, by the Company with a party other than Needham or an affiliate of Needham. For purposes of calculating the number of shares issued in any Other Financing Transaction, any warrants, rights or options exercisable for Common Stock and any securities convertible or exchangeable for Common Stock that are issued in such Other Financing Transaction shall be deemed an issuance of the number of shares of Common Stock into which such warrants, rights, options or securities could be exercised, converted or exchanged as of the date of the issuance thereof.

11. Merger or Sale. If this Warrant has not been exercised prior to the closing of a "Merger or Sale", this Warrant will terminate automatically upon such closing. "Merger or Sale" shall mean one or a series of related transactions involving a sale of all or substantially all of the Company's assets, a merger of the Company with or into another entity (if after such merger or asset sale the holders of a majority of the Company's voting securities before the transaction do not constitute a majority of the voting securities of the successor entity), or a transfer of all or substantially all of the Company's voting equity securities to another person or entity.

12. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 12, be entitled to receive such a fractional share, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

13. Registration Rights.

(a) Effective Date. The rights of each Holder that holds Registrable Securities under this Section 13 are effective as of the date hereof and shall remain in full force and effect for so long as the Holder continues to hold any Registrable Securities.

(b) Demand Registrations. In the event that the Company shall receive a written request any time on or after December 1, 2003 that the Company effect any Registration with respect to all or a part (but at least an aggregate of 500,000) of the Registrable Securities for an offering of all or part of the Registrable Securities, the Company shall, subject to receipt of all necessary information from the holders of such shares, as soon as practicable use commercially reasonable efforts to effect Registration of the Registrable Securities specified in such request. The Company shall not be obligated to take any action to effect any such registration pursuant to this Section 13(b) after the Company has effected two such Registrations pursuant to this Section 13(b) and such Registrations have been declared effective.

(c) Piggyback Registrations. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration on Form S-8 or Form S-4 or any successor forms, a registration covering only an employee benefit plan (as defined in Rule 405 of the Securities Act) or a registration covering only securities proposed to be issued in exchange for securities or assets of another corporation) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the day on which the Company's notice is deemed delivered under the terms hereof. Notwithstanding anything herein to the contrary, in connection with any Registration under this Section 13(c) involving an underwriting, the Company shall not be required to include any Registrable Securities in such offering unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter, it is appropriate because of marketing factors to limit the number of Registrable Securities to be included in the offering pursuant to this Section 13(c), then the Company shall include in the offering only that number of Registrable Securities, if any, that the managing underwriter believes would not jeopardize the offering. The Company shall have the right to postpone or withdraw any Registration effected pursuant to this Section 13(c) without obligation to any Holder.

(d) Undertakings of the Company. The Company agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any Registration, unless the Holder agrees in writing.

(e) Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Section 13, the Company will use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition therefor, and pursuant thereto, the Company will, as expeditiously as reasonably possible, do all of the following:

(1) REGISTRATION STATEMENT. Prepare and file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review and approval of such counsel) and use commercially reasonable efforts to avoid the issuance of (or if issued, obtain the withdrawal of) any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction as soon as possible;

(2) AMENDMENTS & SUPPLEMENTS. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof or until all shares registered thereunder have been sold, which period shall not be longer than 12 months, provided that, if the filing of any such amendment or supplement would cause the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interests of the Company, such filing shall not be made until the Board of Directors in good faith determines;

(3) FURNISH COPIES. Furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included therein (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities covered by such registration statement; provided that the obligation of the Company to deliver copies of prospectuses or other documents to each seller shall be subject to the receipt by the Company of reasonable assurances from such seller that such seller will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with the use of any such prospectus or other documents;

(4) BLUE-SKY COMPLIANCE. Use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such United States jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction other than with respect to the registration, qualification or exemption therefrom of the Registrable Securities);

(5) NOTIFICATIONS. Notify each seller of such Registrable Securities at any time when a registration statement related thereto is effective under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances they were made, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances in which they were made;

(6) LISTING. Cause all such Registrable Securities to be listed on the securities exchange or on the National Association of Securities Dealers, Inc. National Market System ("NASDAQ NMS") or any other nationally recognized United States trading market, if applicable, on which similar securities of the same class issued by the Company are then listed;

(7) TRANSFER AGENT; REGISTRAR. Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(8) UNDERWRITING AGREEMENTS, ETC. In the event of an underwritten public offering, enter into and perform its obligations under such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(9) SUPPLY INFORMATION. Make available for inspection by any seller of Registrable Securities, underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, provided that the Company shall not be required to disclose any confidential information or to meet with any seller or its representatives until and unless the seller and/or such representative shall have entered into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company; and

(10) OBTAIN COLD COMFORT LETTER AND OPINIONS OF COUNSEL. Obtain a cold comfort letter from the Company's independent public accountants and opinions of counsel from the Company's attorneys, each in customary form and covering such matters as are customarily given or covered by independent public accountants and attorneys, as applicable, in an underwritten public offering of securities, addressed to the sellers.

(f) Certain Events. In the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of any Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; or (iv) of any event or circumstance that necessitates the making of changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of a prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; then the Company shall deliver, upon a resolution of the board of directors of the Company, a certificate in writing to each seller (a "Suspension Notice") to the effect of the foregoing and detailing the facts and circumstances related to the foregoing and, upon receipt of such Suspension Notice, each seller will refrain from selling any Registrable Securities pursuant to a Registration Statement (a "Suspension") until seller's receipt of copies of a supplemented or amended prospectus prepared and filed with the SEC by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the even of any Suspension, the Company shall use commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable provided that, if such use would cause the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interests of the Company, such Suspension shall be continued until the Board of Directors in good faith determines.

(g) Registration Expenses. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 13, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, listing fees and expenses, fees and expenses of compliance with securities or blue sky laws, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling holders of Registrable Securities. Underwriting discounts and commissions relating to Registrable Securities will be borne and paid ratably by the selling holders of such Registrable Securities.

(h) Indemnification Provisions.

(1) INDEMNITY OF HOLDERS OF REGISTRABLE SECURITIES. The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each person who controls each such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except (i) insofar as the same are caused by or contained in any information furnished in writing to the Company or any underwriter by such holder expressly for use therein or by such holder's failure to deliver to the Company in writing the information and affidavits required by subsection (2) of this Section 13(h) or (ii) in connection with the failure by the seller to deliver in connection with any sale or sales by the seller a subsequent prospectus, amendment or supplement that corrects any statement or omission in any prospectus if such subsequent prospectus, supplement or amendment was delivered to the seller prior to such sale.

(2) DISCLOSURE AND INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement in which a holder of such Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits relating to disclosure concerning such holder required to be included in the registration statement as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any (i) untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder or (ii) failure by the purchaser to deliver in connection with any sale or sales by the seller a subsequent prospectus, amendment or supplement that corrects any statement or omission in any prospectus if such subsequent prospectus, supplement or amendment was delivered to the seller prior to such sale.

(3) NOTICE AND DEFENSE. Any person entitled to indemnification hereunder will: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) unless in the reasonable opinion of such indemnified party's counsel a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The failure to give timely notice will not relieve the receiving party of any obligation unless such delay unduly prejudices such party's ability to defend such claim. If no event shall the indemnifying party be subject to any liability for any settlement or omission made by the indemnified party without its consent (but such consent will not be unreasonably withheld). In no event shall an indemnified party be subject to any liability for any settlement or omission made by the indemnifying party without its consent (but such consent will not be unreasonably withheld) unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(4) CONTINUING AND SURVIVING OBLIGATIONS; RIGHT OF CONTRIBUTION. The indemnification provided for under this Warrant will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities after the completion of any offering. In the event indemnification is unavailable hereunder for any reason, each indemnifying party shall contribute to the amount paid or payable to the indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of the Company and the seller in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses.

(i) Rule 144 Requirements. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to: (1) use commercially reasonable efforts to make and keep public information available, as defined for purposes of Rule 144 under the Securities Act, (2) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company to be filed under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (at any time after it has become subject to such reporting requirements, and (3) furnish to any holder of Registrable Securities, upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act (at any time after 90 days following the close of the first sale of securities by the Company pursuant to a registration statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonable request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

(j) Miscellaneous.

(1) OTHER REGISTRATION RIGHTS. Except as provided in this Warrant and in that certain Stock Purchase Agreement dated April 20, 2001 between the Company and Globamatrix Holding Pte. Ltd. (the "Other Registration Rights Agreement"), the Company has not granted and will not grant to any person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities or any other Common Stock Equivalents, without the prior written consent of the holders of a majority of the Registrable Securities in existence at the time of such consent, unless the holders of Registrable Securities shall have the right to participate in any such registration on a pro rata basis on terms acceptable to such holders. The rights granted under this Section 13 are subject and subordinate to any rights contained in the Other Registration Rights Agreement.

(2) REMEDIES. Any person having rights under this Section 13 will be entitled to enforce such rights specifically (without posting any bond or other security), to recover damages caused by reason of any breach of any provision of this Section 13, and to exercise all other rights granted by law other than injunctive relief with respect to a registration statement in which such person does not participate.

(3) STAND-OFF AGREEMENT. Each holder of Registrable Securities, if requested by the Company and the managing underwriter of any offering by the Company of securities pursuant to a Registration Statement, hereby agrees not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such holder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided that all executive officers, directors and 5% or more stockholder of the Company enter into similar agreement.

For the purposes of this Warrant, the terms "Register", "Registered", and "Registration" refer to a registration effected by preparing and filing a registration statement on Form S-1, S-2, or S-3 in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

For the purposes of this Warrant, "Registrable Securities" shall mean all Common Stock not previously sold to the public and issued or issuable upon conversion or exercise of any of the Warrant Shares including Common Stock issued pursuant to stock splits, stock dividends, and similar distributions.

14. Certificate of Adjustment. Whenever the purchase price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's Chief Financial Officer setting forth the purchase price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

15. Notices of Record Date, Etc. In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

(b) any reclassification of the capital stock of the Company, capital reorganization of the Company, Merger or Sale, or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which any such reclassification, reorganization, Merger or Sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

17. Warrant Register; Transfers, Etc.

(a) The Company will maintain a register containing the names and addresses of the registered holders of the Warrants. The Holder may change his or its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at his or its address as shown on the warrant register.

(b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the Shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed by the Holder for transfer with respect to a portion of the Warrant Shares purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

18. No Impairment. The Company will not, by amendment of its charter or by-laws or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

19. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of The State of New York.

20. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of each of the Holder's successors, legal representatives and permitted assigns.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as an instrument under seal by its duly authorized officer as of the date first above written.

Southwall Technologies Inc.

By: ______________________________

Name:

Title:

Agreed to and accepted by:

needham capital partners

By: ______________________________

Name:

Title:

Subscription

Date:___________

The undersigned hereby subscribes for:

_______ shares of Common Stock covered by this Warrant.

The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

_______________________________

Signature

_______________________________

Name for Registration

_______________________________

Mailing Address

Net Issuance Election Notice

Date:___________

The undersigned hereby elects under Section 4 to surrender the right to purchase:

______ shares of Common Stock covered by this Warrant.

The certificate(s) for the shares issuable upon such net issuance election shall be issued in the name of the undersigned or as otherwise indicated below:

_______________________________

Signature

_______________________________

Name for Registration

_______________________________

Mailing Address

Assignment

For value received _______________hereby sells, assigns and transfers unto

(Please print or typewrite name and address of Assignee above)

the within Warrant, and does hereby irrevocably constitute and appoint ________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution in the premises.

Dated:__________

_______________________________

In the Presence of:

_____________________________

11/11/03 3:37 PM ()